2023

Mercantile Bank Corporation

ANNUAL MEETING OF SHAREHOLDERS

MAY 25, 2023

AGENDA

1. INTRODUCTORY COMMENTS
2. CALL THE MEETING TO ORDER
3. INTRODUCTION OF PRESENTERS
4. APPROVAL OF MINUTES
5. SHAREHOLDER PROPOSALS
   - Election of Six Directors (each for a one-year term)
   - Ratification of Plante & Moran, PLLC as Independent Registered Public Accounting Firm for 2023
   - Advisory Approval of the Compensation of the Named Executive Officers
6. MANAGEMENT PRESENTATION
7. ANNOUNCEMENT OF VOTING RESULTS
8. QUESTIONS FOR ACCOUNTANTS AND LEGAL COUNSEL
9. ADJOURNMENT OF MEETING
10. QUESTIONS FOR MANAGEMENT OF THE COMPANY
11. ADJOURNMENT OF Q&A SESSION

INTRODUCTORY COMMENTS



ROBERT B. KAMINSKI, JR.
President and Chief Executive Officer

Mercantile Bank Corporation

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2022
Mercantile Bank Corporation
ANNUAL REPORT



Mercantile Bank Corporation

ANNUAL REPORT & PROXY STATEMENT

2023 Mercantile Bank Corporation ANNUAL MEETING OF SHAREHOLDERS

BOARD OF DIRECTORS



DAVID M. CASSARD
Retired
Real Estate Executive



MICHAEL S. DAVENPORT
Owner
Jireh Metal Products, Inc.



MICHELLE L. ELDRIDGE
Owner
Clear Ridge Wealth Management



ROBERT B. KAMINSKI, JR.
President and
Chief Executive Officer



MICHAEL H. PRICE
Chairman of the Board
Retired Banking Executive



DAVID B. RAMAKER
Retired
Banking Executive

ACCOUNTANTS & COUNSEL



ROBERT BONDY
Accounting Firm
Plante & Moran, PLLC



CYNTHIA A. MOORE
Legal Counsel
Dickinson Wright, PLLC



BRAD WYATT
Legal Counsel
Dickinson Wright, PLLC

SHAREHOLDER
PROXIES

DAVID M. CASSARD
Director
Shareholder Proxy





MICHELLE L. ELDRIDGE
Director
Shareholder Proxy

PRESENTATION BY

MANAGEMENT





RAYMOND E. REITSMA
Executive Vice President
Chief Operating Officer
and President of the Bank

CHARLES E. CHRISTMAS
Executive Vice President
Chief Financial Officer
and Treasurer

Forward-Looking Statements

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2022, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

A Commitment to Excellence

Performance Highlights

- Relationship Banking Model
- Diversified Lending & Deposit Base
- Pristine Asset Quality
- Strong Capital Position
- Solid Earnings Performance
- Strong Loan Pipelines

NASDAQ:
MBWM

$435M
MARKET CAP

$4.9B
TOTAL ASSETS

$4.0B
TOTAL LOANS

$3.6B
TOTAL DEPOSITS

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,173,500	30%
Real Estate – Non-Owner Occupied	$	1,051,200	26%
Real Estate – Owner Occupied	$	630,200	16%
Real Estate – Multi-Family & Residential Rental	$	219,300	5%
Real Estate – Land Development & Residential Construction	$	66,200	2%
Total Commercial Loans	$	3,140,400	79%
Retail Loans			
1 – 4 Family Mortgages	$	795,000	20%
Other Consumer	$	30,100	1%
Total Retail Loans	$	825,100	21%
Total Loans	$	3,965,500	100%

*As of March 31, 2023.

Non-Owner Occupied Commercial Real Estate Lending*

($ in thousands)	Balance	Percentage of NOO CRE	Percentage of Total Loans
Retail	$ 292,000	28%	7%
Office	$ 256,600	24%	6%
Industrial	$ 194,000	18%	5%
Assisted Living	$ 103,600	10%	3%
Hotel	$ 89,800	9%	2%
Multi-Family	$ 75,500	7%	2%
Other	$ 39,700	4%	1%
Total	$ 1,051,200	100%	26%

*As of March 31, 2023.

Asset Quality (Unaudited)

($ in thousands)		Quarterly				
		2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr
Gross loan charge-offs	$	100	100	0	0	200
Recoveries	$	100	200	200	300	300
Net loan charge-offs (recoveries)	$	0	(100)	(200)	(300)	(100)
Net loan charge-offs (recoveries) to average loans		(0.01%)	(0.01%)	(0.03%)	(0.04%)	(0.01%)
Provision for credit losses	$	600	3,100	2,900	500	100
Allowance for credit losses	$	42,900	42,200	39,100	36,000	35,200
Allowance to loans		1.08%	1.08%	1.01%	0.97%	0.99%
Nonperforming loans	$	7,800	7,700	1,400	1,800	1,600
Other real estate/repossessed assets	$	700	0	0	0	0
Nonperforming loans to total loans		0.20%	0.20%	0.04%	0.05%	0.05%
Nonperforming assets to total assets		0.17%	0.16%	0.03%	0.04%	0.03%

Loan Repricing*

		Commercial	Retail	Total
Variable Rate Loans:				
0 – 12 Months	$	1,993,000	66,200	2,059,200
1 – 5 Years	$	42,200	140,800	183,000
5 – 15 Years	$	59,100	356,900	416,000
Total	$	2,094,300	563,900	2,658,200
Fixed Rate Loans:				
0 – 12 Months	$	135,600	7,100	142,700
1 – 5 Years	$	841,500	50,400	891,900
5 – 15 Years	$	143,900	128,800	272,700
Total	$	1,121,000	186,300	1,307,300
Total Loans:				
0 – 12 Months	$	2,128,600	73,300	2,201,900
1 – 5 Years	$	883,700	191,200	1,074,900
5 – 15 Years	$	203,000	485,700	688,700
Total	$	3,215,300	750,200	3,965,500

**As of March 31, 2023.*

Deposits & Sweep Accounts*

		Amount	Percentage
Noninterest-Bearing Checking	$	1,376,800	36%
Interest-Bearing Checking	$	576,700	15%
Money Market	$	842,600	22%
Savings	$	340,200	9%
Time Under $100,000	$	132,500	3%
Time $100,000 & Over	$	329,300	9%
Sweep Accounts	$	227,500	6%
Total	$	3,825,600	100%

*As of March 31, 2023.

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Line of Credit	$	53,000
FHLB of Indianapolis	$	281,000
Unpledged Investments	$	365,000

*As of March 31, 2023.

Net Interest Margin

	2023 1st Qtr	2022 4th Qtr	2022 3rd Qtr	2022 2nd Qtr	2022 1st Qtr	2021 4th Qtr	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr
Earning Asset Yields:									
Loans	5.90%	5.49%	4.56%	3.97%	3.87%	4.07%	4.07%	3.99%	4.03%
Investments	1.95%	1.91%	1.79%	1.68%	1.52%	1.46%	1.46%	1.54%	1.61%
Other	4.18%	3.60%	2.15%	0.76%	0.19%	0.15%	0.16%	0.12%	0.11%
Total Earning Assets	5.35%	4.95%	4.04%	3.32%	2.99%	3.12%	3.13%	3.20%	3.26%
Cost of Funds:									
Deposits	0.87%	0.42%	0.24%	0.19%	0.19%	0.19%	0.23%	0.25%	0.31%
Borrowed Funds	2.51%	2.13%	1.99%	1.90%	1.82%	1.66%	1.67%	1.73%	1.78%
Total Earning Assets	1.07%	0.65%	0.48%	0.44%	0.42%	0.38%	0.42%	0.44%	0.49%
Net Interest Margin	4.28%	4.30%	3.56%	2.88%	2.57%	2.74%	2.71%	2.76%	2.77%

($ in thousands)	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Investment Unrealized Gain / (Loss)	($71,200)	($82,700)	($91,700)	($60,300)	($40,400)	($4,700)	($400)	$1,900	($2,700)

Investment Portfolio

Gains & Losses *($ in thousands)*

As of March 31, 2023		Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
U.S. Gov't Agency Bonds	$	454,000	-	57,800	396,200
Municipal Bonds - GO	$	168,700	1,100	6,700	163,100
Municipal Bonds - Revenue	$	30,800	200	2,400	28,600
Mortgage-Backed Securities	$	37,200	-	5,600	31,600
Other Investments	$	500	-	-	500
Totals	$	691,200	1,300	72,500	620,000
As of December 31, 2022					
U.S. Gov't Agency Bonds	$	453,800	-	65,100	388,700
Municipal Bonds - GO	$	163,000	500	9,100	154,400
Municipal Bonds - Revenue	$	30,300	100	3,100	27,300
Mortgage-Backed Securities	$	38,000	-	6,000	32,000
Other Investments	$	500	-	-	500
Totals	$	685,600	600	83,300	602,900

Capital

Regulatory Ratios

($ in thousands)	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
As Reported:									
Tier 1 Leverage Capital Ratio	12.16%	11.55%	11.00%	10.75%	10.50%	10.40%	9.25%	9.40%	9.45%
Total Risk-Based Capital Ratio	13.81%	13.65%	13.35%	13.45%	13.75%	13.65%	12.45%	13.00%	13.25%
Adjusted for Unrealized Gains / Losses:									
Tier 1 Leverage Capital Ratio	11.13%	10.38%	9.79%	9.91%	9.93%	10.34%	9.27%	9.43%	9.44%
Total Risk-Based Capital Ratio	12.74%	12.39%	11.93%	12.48%	13.10%	13.55%	12.42%	13.04%	13.22%
Excess Total Risked-Based Capital @ 10.0%:									
As Reported	$175,700	$165,600	$150,300	$149,100	$156,900	$146,900	$94,300	$110,200	$114,900
Adjusted for Unrealized Gains / Losses	$124,800	$106,800	$84,900	$106,200	$128,300	$143,500	$93,900	$111,600	$113,300
Net Unrealized Gain / (Loss):									
Pre-Tax	($71,200)	($82,700)	($91,700)	($60,300)	($40,400)	($4,700)	($400)	$1,900	($2,200)
After Tax	($56,300)	($65,300)	($72,400)	($47,600)	($31,900)	($3,700)	($300)	$1,500	($1,700)

Thoughts on Remainder of 2023

Rising Prime/LIBOR/SOFR Rates

Federal funds rate remains unchanged during the remainder of 2023.

Performance Metrics

	2nd Qtr	3rd Qtr	4th Qtr
Loan Growth	6.00% – 8.00%	6.00% – 8.00%	6.00% – 8.00%
Net Interest Margin	3.85% – 3.95%	3.70% – 3.80%	3.60% – 3.70%
Fee Income	$6.5M – $7.0M	$6.5M – $7.0M	$6.0M – $6.5M
Overhead Costs	$27.0M – $28.0M	$28.0M – $29.0M	$28.0M – $29.0M
Federal Tax Rate	19.75%	19.75%	19.75%

VOTING RESULTS

SHAREHOLDER PROPOSALS

- Election of Six Directors (each for a one-year term)
- Ratification of Plante & Moran, PLLC as Independent Registered Public Accounting Firm for 2023
- Advisory Approval of the Compensation of the Named Executive Officers

QUESTIONS FOR ACCOUNTANTS & COUNSEL



ROBERT BONDY
Accounting Firm
Plante & Moran, PLLC



CYNTHIA A. MOORE
Legal Counsel
Dickinson Wright, PLLC



BRAD WYATT
Legal Counsel
Dickinson Wright, PLLC

QUESTIONS FOR

MANAGEMENT



ROBERT B. KAMINSKI, JR.
President and
Chief Executive Officer



RAYMOND E. REITSMA
Executive Vice President
Chief Operating Officer
and President of the Bank



CHARLES E. CHRISTMAS
Executive Vice President
Chief Financial Officer
and Treasurer

Mercantile
Bank Corporation

THANK YOU

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com